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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-A/A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            LAMAR ADVERTISING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                                           72-144941
----------------------------------------                  --------------------
(State of incorporation or organization)                  (Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA   70808
             --------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each Exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
CLASS A COMMON STOCK, $0.001 PAR VALUE                        NONE



       Securities to be registered pursuant to Section 12(g) of the Act:


                                      NONE
                                ----------------
                                (Title of Class)



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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the shares of Class A Common Stock of Lamar Advertising Company is contained under the caption "Description of Capital Stock of Lamar Advertising Company" in Lamar Advertising's prospectus supplement filed with the Securities and Exchange Commission on July 27, 1999 pursuant to Rule 424(b)(5) under the Securities Act of 1933, and such description shall be deemed to be incorporated by reference into this registration statement pursuant to Rule 12b-32 of the Securities Exchange Act of 1934.


ITEM 2.           EXHIBITS.

         None required.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                               LAMAR ADVERTISING COMPANY



Dated:  July 26, 1999                          By: /s/ Kevin P. Reilly, Jr.
                                                   -----------------------------
                                                   Kevin P. Reilly, Jr.
                                                   President and Chief Executive
                                                   Officer




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